UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

ALBANY MOLECULAR RESEARCH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35622	14-1742717

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26 Corporate Circle Albany, NY	12212

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below) :

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 7, 2014, Albany Molecular Research, Inc., a Delaware corporation (the “Company”) filed a Form 8-K announcing that on July 1, 2014, Albany Molecular Research, Inc., a Delaware corporation (“AMRI”), ALO Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of AMRI (“Acquisition Sub”), Oso BioPharm Holdings, LLC (the “Seller”) and Oso BioPharmaceuticals Manufacturing, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Seller (“OsoBio”), completed the Closing of the purchase of OsoBio by the Acquisition Sub (the “Transaction”) pursuant to the Membership Interest Purchase Agreement (the “Purchase Agreement”), which was previously announced in a separate 8-K filed on June 2, 2014. AMRI announced that upon completion of the Transaction, OsoBio would become a wholly-owned subsidiary of AMRI through the Acquisition Sub.

It is further noted that on April 4, 2014 AMRI completed a merger (the “Merger”) pursuant to an Agreement and Plan of Merger, dated March 22, 2014 (the “Merger Agreement”), by and among the Company, AlCu Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Cedarburg Pharmaceuticals, Inc., a Delaware corporation (“Cedarburg”), and James Gale, solely in his capacity as initial Holder Representative (as defined in the Merger Agreement). The Company announced that upon consummation of the Merger, Merger Sub merged with and into Cedarburg, with Cedarburg continuing as the surviving corporation and a wholly-owned subsidiary of the Company. The Company has previously filed the required financial information in connection with this Merger in its Form 8-K filed on April 7, 2014.

The Company hereby amends the Form 8-K filed on July 7, 2014 to provide certain financial statements required by Item 9.01 of Form 8-K with respect to OsoBio and pro forma condensed combined financial information with respect to the Company’s acquisitions of OsoBio and Cedarburg.

Item 9.01 Financial Statements and Exhibits

(a)	Audited consolidated financial statements for Oso Biopharm Holdings, LLC and Subsidiaries as of and for the years ended December 31, 2013 and 2012, and the unaudited financial statements of Oso Biopharmaceuticals Manufacturing, LLC as of and for the six months ended June 30, 2014 and 2013, which are filed herewith as Exhibit 99.1 and are incorporated in this Item 9.01 (a) by reference.

(b)	The unaudited pro forma condensed combined financial statements and related notes thereto of Albany Molecular Research, Inc. at June 30, 2014 and for the six months ended June 30, 2014 and the year ended December 31, 2013, giving effect to the Transaction and the Merger, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference.

(c)	Exhibits.

Exhibit No.	Description

23.1	Consent of Moss Adams LLP
99.1	Audited consolidated financial statements for Oso Biopharm Holdings, LLC and Subsidiaries as of and for the years ended December 31, 2013 and 2012, and unaudited financial statements of Oso Biopharmaceuticals Manufacturing, LLC as of and for the six months ended June 30, 2014 and 2013.
99.2	Unaudited pro forma condensed combined financial statements and related notes thereto of Albany Molecular Research, Inc. at June 30, 2014 and for the six months ended June 30, 2014 and the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY MOLECULAR RESEARCH, INC.

By:	/s/ Michael M. Nolan
Michael M. Nolan

Senior Vice President, Chief Financial Officer and Treasurer

Date:  September 12, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Moss Adams LLP
99.1	Audited consolidated financial statements for Oso Biopharm Holdings, LLC and Subsidiaries as of and for the years ended December 31, 2013 and 2012, and unaudited financial statements of Oso Biopharmaceuticals Manufacturing, LLC as of and for the six months ended June 30, 2014 and 2013.
99.2	Unaudited pro forma condensed combined financial statements and related notes thereto of Albany Molecular Research, Inc. at June 30, 2014 and for the six months ended June 30, 2014 and the year ended December 31, 2013.